Exhibit 10.21

FIRST AMENDMENT TO

ADVISORY AGREEMENT

This FIRST AMENDMENT TO ADVISORY AGREEMENT is entered into as of September 20, 2011, by and between Phillips Edison — ARC Shopping Center REIT Inc. (the “Company”) and American Realty Capital II Advisors, LLC (the “Advisor”).

RECITALS

WHEREAS, the Company and the Advisor entered into that certain Advisory Agreement (the “Advisory Agreement”), dated as of July 1, 2011; and

WHEREAS, pursuant to Section 16.2 of the Advisory Agreement, the Company and the Advisor desire to make a certain amendment to the Advisory Agreement.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Addition of Section 8.11 to the Advisory Agreement. The Advisory Agreement is hereby amended by the addition of the following Section:

8.11    Notwithstanding anything herein to the contrary, if any Properties, Loans or other Permitted Investments are owned by the Company through a Joint Venture and if such Joint Venture pays or reimburses the Advisor or Sub-advisor or any of their Affiliates in connection with the provision of advisory services similar to any of the services to be provided to the Company hereunder, then an adjustment shall be made to the amounts owed under the Agreement to avoid duplication of fees or reimbursement of expenses paid by the Company (directly or indirectly) to the Advisor. The Company’s share of any profits interest paid to the Advisor, Sub-advisor or any of their Affiliates by such a Joint Venture pursuant to the joint venture agreement or otherwise shall also be credited toward the amount of any Subordinated Share of Cash Flows owed under Section 8.5.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this agreement as of the date first set forth above.

PHILLIPS EDISON — ARC SHOPPING CENTER REIT INC.

By:	/s/ R. Mark Addy
	Name:	R. Mark Addy
	Title:	Chief Operating Officer

AMERICAN REALTY CAPITAL II ADVISORS, LLC

By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	President

[Signature page to First Amendment to Advisory Agreement between Phillips Edison-ARC

Shopping Center REIT Inc. and American Realty Capital II Advisors, LLC]